Exhibit 7

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of February 27, 2017, by and between Halcón Resources Corporation, a Delaware corporation (the “Company”), on the one hand, and each of the Persons set forth on Schedule A to this Agreement (each, an “Investor” and collectively, the “Investors”), on the other hand.

W I T N E S S E T H:

WHEREAS, this Agreement is made and entered into in connection with the closing of the issuance and sale of newly issued shares (the “Preferred Shares”) of the Company’s 8% Automatically Convertible Preferred Stock, par value $0.0001 per share (the “ Preferred Stock”), each of which is convertible into 10,000 shares (the “Common Shares”) (or proportional number thereof in the case of fractional shares of Preferred Stock) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), to certain purchasers (the “Offering”) pursuant to the Stock Purchase Agreement, dated as of January 24, 2017, by and among the Company and the Investors (the “Stock Purchase Agreement”);

WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Investors pursuant to the Stock Purchase Agreement; and

WHEREAS, in order to induce the purchasers to purchase the Preferred Shares in the Offering, the Company has agreed to provide the registration rights provided for in this Agreement for the holders of Registrable Shares (as defined below).

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Additional Payments” is defined in Section 7(a) hereof.

“Additional Shares” means shares or other securities issued in respect of the Shares by reason of or in connection with any stock dividend, stock distribution, stock split or similar issuance.

“Affiliate” means, as to any specified Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (ii) any executive officer, director, trustee or general partner of the specified Person and (iii) any legal entity for which the specified Person acts as an executive officer, director, trustee or general partner. For purposes of this definition, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly, or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether by contract, through the ownership of voting securities, partnership interests or other equity interests or otherwise.

“Agreement” is defined in the introductory paragraph of this Agreement.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by applicable law, regulation or executive order to close.

“Closing Date” means the Closing Date as defined in the Stock Purchase Agreement.

“Commission” means the United States Securities and Exchange Commission.

“Common Shares” is defined in the first recital clause of this Agreement.

“Common Stock” is defined in the first recital clause of this Agreement.

“Company” is defined in the introductory paragraph of this Agreement, and any successor thereto.

“End of Suspension Notice” is defined in Section 5(b) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

“FINRA” means the Financial Industry National Regulatory Agency.

“Holder” means each record owner of any Registrable Shares from time to time.

“Investor” and “Investors” have the meanings specified therefor in the introductory paragraph of this Agreement.

“Losses” is defined in Section 6(a) hereof.

“Mandatory Registration Statement” means the Mandatory Shelf Registration Statement or any Subsequent Shelf Registration Statement.

“Mandatory Shelf Registration Statement” is defined in Section 2(a) hereof.

“NYSE” means The New York Stock Exchange, Inc. or any other national securities exchange on which the Common Stock is listed.

“Offering” is defined in the first recital clause of this Agreement.

“Person” means an individual, limited liability company, partnership, corporation, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.

“Preferred Shares” is defined in the first recital clause of this Agreement.

“Preferred Stock” is defined in the first recital clause of this Agreement.

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“Prospectus” means the prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

“Registrable Shares” means the Common Shares and any Additional Shares in respect thereof, in each case, upon original issuance thereof, and at all times subsequent thereto, including upon the transfer thereof by the original holder or any subsequent holder, until, in the case of any such Common Shares or Additional Shares, as applicable, the earliest to occur of:

(i)                                     the date on which they have been sold pursuant to a Registration Statement or sold pursuant to Rule 144;

(ii)                                  the date on which they are sold to the Company or its subsidiaries; or

(iii)                               the date after such time as the holder thereof is able to dispose of all such holder’s Common Shares and Additional Shares pursuant to Rule 144 without limitation thereunder on volume or manner of sale.

“Registration Default” is defined in Section 7(a).

“Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, including, without limitation: (i) all Commission, securities exchange, the NYSE and FINRA fees, (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of FINRA and the NYSE), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on the NYSE pursuant to Section 4(n) of this Agreement, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance), (vi) any reasonable expenses incurred by the Holders in connection with any Registration Statement (including the reasonable fees and disbursements of one counsel for the Holders) and (vii) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement), provided, however, that Registration Expenses shall exclude brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder and the fees and disbursements of any counsel to the Holders other than as provided for in clause (v) above.

“Registration Statement” means any Mandatory Registration Statement.

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“Rule 144”, “Rule 158”, “Rule 415”, or “Rule 424”, respectively, means such specified rule promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Selling Expenses” means all underwriting fees, discounts and selling commissions or similar fees or arrangements, fees of counsel to the Selling Holders (other than as specifically provided in the definition of “Registration Expenses” above) and transfer taxes allocable to the sale of the Registrable Shares included in the applicable offering.

“Selling Holder” means a Holder who is selling Registrable Shares under a registration statement pursuant to the terms of this Agreement.

“Shares” means the Common Shares and the Preferred Shares.

“Stock Purchase Agreement” is defined in the first recital clause of this Agreement.

“Subsequent Shelf Registration Statement” is defined in Section 2(b) hereof.

“Suspension Event” is defined in Section 5(b) hereof.

“Suspension Notice” is defined in Section 5(b) hereof.

“Underwritten Offering” means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

2.                                      Registrable Rights.

(a)                                 Mandatory Shelf Registration. In accordance with the procedures set forth in Section 4, the Company agrees to file with the Commission as soon as reasonably practicable, but in no event later than the earlier of (i) 30 days following the date that the Company files its annual report on Form 10-K for the year ended December 31, 2016 and (ii) 90 days after the Closing Date, a shelf registration statement on Form S-3 or such other form under the Securities Act then available to the Company providing for the resale pursuant to Rule 415 from time to time by the Holders of any and all Registrable Shares consisting of Common Shares and all Additional Shares in respect thereof (including for the avoidance of doubt any Additional Shares that are issued prior to the effectiveness of such shelf registration statement) (including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “Mandatory Shelf Registration Statement”). The Company agrees to use its commercially reasonable efforts to cause any Mandatory Registration Statement to be declared effective as soon as practicable, but in no event later than 40 days after filing the Mandatory Registration Statement (or the 90th day if the Commission reviews the Mandatory Registration Statement). The fact that the Preferred Shares have not converted into Common Stock shall not affect the

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Company’s continuing obligation to cause such conversion or to register the sale of the Common Shares.

(i)                                     Effectiveness and Scope. The Company shall use its commercially reasonable efforts to cause any Mandatory Registration Statement to remain continuously effective until the earlier of (A) the sale pursuant to a registration statement of all of the Registrable Shares covered by the Mandatory Shelf Registration Statement, (B) the sale, transfer or other disposition pursuant to Rule 144 of all of the Registrable Shares covered by the Mandatory Shelf Registration Statement, (C) such time as the Registrable Shares covered by the Registration Statement are, in the opinion of counsel to the Company, eligible for resale pursuant to Rule 144 without regard to the requirement that the Company be current in its Exchange Act reporting, (D) such time as all of the Registrable Shares covered by the Mandatory Shelf Registration Statement have been sold to the Company or any of its subsidiaries or (E) the second anniversary of the effective date of the initial Shelf Mandatory Registration Statement (subject to extension pursuant to Section 5(c)). Any Mandatory Shelf Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available to, and requested by, the Holder(s) of the Registrable Shares.

(ii)                                  Underwriting. If one or more Holders propose to conduct an Underwritten Offering under a Mandatory Shelf Registration Statement, such Holder(s) shall give notice to the Company and all other Holders whose securities are included in the Mandatory Shelf Registration Statement of the managing underwriters for such proposed Underwritten Offering, such managing underwriters to be selected by the Company subject to the approval of the participating Holder(s), not to be unreasonably withheld; provided, however, that the Company shall not be required to offer such opportunity to the Holders if the participating Holder(s) do not offer a minimum of an aggregate $50 million of Registrable Shares (determined by multiplying the number of Registrable Shares held by the participating Holder(s) by the average of the closing price on the NYSE for the Common Stock for the ten trading days preceding the date of such notice). If, at any time, an Underwritten Offering shall be undertaken at the request of one or more Holders, each other Holder shall be offered the opportunity to register such amount of Registrable Securities as each such Holder may request on the same terms and conditions as the requesting Holder or Holders. The Company shall include in such Underwritten Offering all Registrable Shares for which the Company or any requesting Holder have received written requests for inclusion; provided that such written request for inclusion is delivered within five (5) Business Days after the date of delivery of the notice of the Underwritten Offering pursuant to the first sentence of this Section 2(a)(ii). In such event, the Company shall enter into an underwriting agreement in customary form with the managing underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 6, and shall take all such other reasonable actions as are requested by the managing underwriter in order to expedite or facilitate the registration and disposition of the Registrable Shares included in such Underwritten Offering. All Holders proposing to distribute their Registrable Shares through such Underwritten Offering shall enter into an underwriting agreement in customary form with the managing underwriters selected for such underwriting and complete and execute any questionnaires, powers of attorney, indemnities, securities escrow agreements and other documents reasonably required under the terms of such underwriting, and furnish to the Company such information in writing as the Company may reasonably request for inclusion in the Registration Statement; provided, however, that a Holder shall not be required to make any

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representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements as are customary for selling stockholders and reasonably requested by the underwriters; provided, further, that any representations, warranties or agreements made by any Holder shall be several and not joint. Notwithstanding any other provision of this Agreement, if the managing underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included in such Underwritten Offering, then the managing underwriters may exclude shares (including Registrable Shares) from the Underwritten Offering, and any shares included in the Underwritten Offering shall be allocated to each of the Holders requesting inclusion of their Registrable Shares in such Underwritten Offering on a pro rata basis based on the total number of Registrable Shares then held by each such Holder which is requesting inclusion.

(iii)                               Selling Stockholder Questionnaires. Each Holder agrees, by its acquisition of Registrable Shares, that if such Holder wishes to sell Registrable Shares pursuant to the Mandatory Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(a)(iii). Upon request by the Company, unless waived at the request of a Holder (which waiver shall not be unreasonably withheld), each Holder wishing to sell Registrable Shares pursuant to a Mandatory Shelf Registration Statement and related Prospectus agrees to deliver a written notice, substantially in form and substance of Exhibit A attached to this Agreement (a “Notice and Questionnaire”), to the Company (to the extent such Notice and Questionnaire has not been previously provided by such Holder). The Company shall mail the Notice and Questionnaire to the Holders no later than five (5) Business Days prior to the anticipated date of initial filing of the Mandatory Shelf Registration Statement with the Commission. No Holder shall be entitled to be named as a selling securityholder in the Mandatory Shelf Registration Statement as of the initial effective date of the Mandatory Shelf Registration Statement, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Shares at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, Holders shall have at least 20 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company. Notwithstanding the foregoing, (1) upon the request of any Holder that did not return a Notice and Questionnaire on a timely basis or did not receive a Notice and Questionnaire because it was a subsequent transferee of Registrable Shares after the Company mailed the Notice and Questionnaire, the Company shall distribute a Notice and Questionnaire to such Holders at the address set forth in the request and (2) upon receipt of a properly completed Notice and Questionnaire from such Holder, the Company shall use all commercially reasonable efforts to name such Holder as a selling securityholder in the Mandatory Shelf Registration Statement by means of a pre-effective amendment, by means of a post-effective amendment or, if permitted by the Commission, by means of a Prospectus supplement to the Mandatory Shelf Registration Statement; provided, however, that the Company will have no obligation to add Holders to the Shelf Mandatory Registration Statement as selling securityholders more frequently than one time per every 30 calendar days.

(b)                                 Subsequent Shelf Registration for Additional Shares Issued after Effectiveness of the Mandatory Shelf Registration Statement. If any Additional Shares are issued or distributed to Holders after the effectiveness of the Mandatory Shelf Registration Statement, or such Additional Shares were otherwise not included in a prior Registration Statement, then the

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Company shall as soon as practicable file an additional shelf registration statement (including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, a “Subsequent Shelf Registration Statement”) covering such Additional Shares on behalf of the Holders thereof in the same manner, and subject to the same provisions in this Agreement as the Mandatory Shelf Registration Statement.

(c)                                  Expenses. The Company shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement (including in connection with any Underwritten Offering pursuant to this Agreement). Each Holder participating in a registration pursuant to this Section 2 shall bear such Holder’s proportionate share (based on the total number of Registrable Shares sold in such registration) of all discounts and commissions payable to underwriters or brokers and all transfer taxes in connection with a registration of Registrable Shares pursuant to this Agreement and any other expense of the Holders not specifically allocated to the Company pursuant to this Agreement relating to the sale or disposition of such Holder’s Registrable Shares pursuant to any Registration Statement.

3.                                      Rule 144 Reporting.

With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Shares to the public without registration, the Company agrees to:

(a)                                 make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144, at all times from and after the date hereof;

(b)                                 use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act, at all times from and after the date hereof; and

(c)                                  so long as a Holder owns any Registrable Shares, furnish, unless otherwise available at no charge by access electronically to the Commission’s EDGAR filing system, to such Holder forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company, and (ii) such other reports and documents of the Company so filed with the Commission as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

4.                                      Registration Procedures.

In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall:

(a)                                 prepare and file with the Commission, as specified in this Agreement, each Registration Statement, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its commercially reasonable efforts to

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cause any Mandatory Registration Statement to become and remain effective as set forth in Section 2(a)(i) hereof;

(b)                                 subject to Section 4(i) hereof, (i) prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the period described in Section 4(a) hereof, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, and (iii) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

(c)                                  furnish to the Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company hereby consenting to the use of such Prospectus, including each preliminary Prospectus, by the Holders, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

(d)                                 use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic jurisdictions as any Holder covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 4(a) and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

(e)                                  use its commercially reasonable efforts to cause all Registrable Shares covered by such Registration Statement to be registered and approved by such other domestic governmental agencies or authorities, if any, as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Shares;

(f)                                   notify each Holder with Registrable Shares covered by a Registration Statement promptly and, if requested by any such Holder, confirm such advice in writing (i) when such Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or for additional information, and (iv) of the

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happening of any event during the period such Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus until the requisite changes have been made);

(g)                                  during the period of time referred to in Section 4(a) above, use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

(h)                                 upon request, furnish to each requesting Holder with Registrable Shares covered by a Registration Statement, without charge, at least one conformed copy of such Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i)                                     except as provided in Section 5, upon the occurrence of any event contemplated by Section 4(f)(iv), use its commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to each requesting Holder a reasonable number of copies of each such supplement or post-effective amendment;

(j)                                    if requested by the representative of the underwriters, if any, or any Holders of Registrable Shares being sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such material information as the representative of the underwriters, if any, or such Holders indicate relates to them or otherwise reasonably request be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(k)                                 in the case of an Underwritten Offering, use its commercially reasonable efforts to furnish or caused to be furnished to each Holder of Registrable Shares covered by such Registration Statement and the underwriters a signed counterpart, addressed to each such Holder and the underwriters, of: (i) an opinion of counsel for the Company, dated the date of each closing under the underwriting agreement, including a standard “10b-5” letter, reasonably satisfactory to the underwriters; and (ii) one or more “cold comfort” letters, dated the effective date of such Registration Statement and the date of each closing under the underwriting agreement, signed by (A) any independent public accountants who have certified the Company’s financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and

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with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings of securities, and such other financial matters as the underwriters may reasonably request and customarily obtained by underwriters in underwritten offerings; provided that, in order to be an addressee of the comfort letter, each Holder may be required to confirm that it is in the category of persons to whom a comfort letter may be delivered in accordance with applicable accounting literature; and (B) any independent reserve engineering firm who have estimated or audited reserves of the Company included in such Registration Statement;

(l)                                     enter into customary agreements (including in the case of an Underwritten Offering, an underwriting agreement in customary form) and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement and, in the case of an Underwritten Offering, make representations and warranties to the underwriters in such form and scope as are customarily made by issuers to underwriters in underwritten offerings consistent with representations and warranties made by the Company in public or private offerings and confirm the same to the extent customary if and when requested;

(m)                             in connection with an Underwritten Offering, use its commercially reasonable efforts to make available for inspection by the representative of any underwriters participating in any disposition pursuant to a Registration Statement, all financial and other records, pertinent corporate documents and properties of the Company reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act and cause the respective officers, directors and employees of the Company to supply all such information reasonably requested by any such representatives, the representative of the underwriters, counsel thereto or accountants in connection with a Registration Statement; provided, however, that such records, documents or information that the Company determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, counsel thereto or accountants are confidential shall not be disclosed by the representatives, representative of the underwriters, counsel thereto or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or Prospectus, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public; provided further, that to the extent practicable, the foregoing inspection and information gathering shall be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of the Holders and the other parties, which counsel the Company determines in good faith is reasonably acceptable;

(n)                                 use its commercially reasonable efforts (including, without limitation, seeking to cure in the Company’s listing or inclusion application any deficiencies cited by the exchange or market) to list or include all Registrable Shares on any securities exchange on which the Common Stock is then listed or included;

(o)                                 prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of

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the Registration Statement as required by Section 4(a) hereof, the Company shall register the Registrable Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 4(a) hereof;

(p)                                 (i) otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and (iii) delay filing any Registration Statement or Prospectus or amendment or supplement to such Registration Statement or Prospectus to which any Holder of Registrable Shares covered by any Registration Statement shall have reasonably objected on the grounds that such Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, such Holder having been furnished with a copy thereof at least two Business Days prior to the filing thereof, provided that the Company may file such Registration Statement or Prospectus or amendment or supplement following such time as the Company shall have made a good faith effort to resolve any such issue with the objecting Holder and shall have advised the Holder in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;

(q)                                 cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement; and

(r)                                    in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Registration Statement) that will result in the securities being delivered no longer constituting Registrable Shares, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any transfer restrictive legends (other than as required by the Company’s charter), and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or the Holders may request at least three Business Days prior to any sale of the Registrable Shares.

The Company may require the Holders to furnish to the Company such information regarding the proposed distribution by such Holder as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable Shares, and no Holder shall be entitled to be named as a selling stockholder in any Registration Statement and no Holder shall be entitled to use the Prospectus forming a part thereof if such Holder does not provide such information to the Company. Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f)(ii), 4(f)(iii) or 4(f)(iv) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until (i) any such stop order is vacated or (ii) if an event described in Section 4(f)(iii) or 4(f)(iv)

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occurs, such Holder’s receipt of the copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder will deliver to the Company (at the reasonable expense of the Company) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

5.                                      Suspension Period.

(a)                                 Subject to the provisions of this Section 5 and a good faith determination by a majority of the non-management Board of Directors of the Company that it is in the best interests of the Company to suspend the use of any Mandatory Registration Statement, following the effectiveness of such Mandatory Registration Statement (and the filings with any international, federal or state securities commissions), the Company, by written notice to the Holders, may direct the Holders to suspend sales of the Registrable Shares pursuant to such Mandatory Registration Statement for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than 60 days in any 90-day period or more than 90 days in any 12-month period), if any of the following events shall occur: (i) an underwritten public offering of Common Stock by the Company if the Company is advised by the underwriters that the concurrent resale of the Registrable Shares by the Holders pursuant to the Mandatory Registration Statement would have a material adverse effect on the Company’s offering, or (ii) pending discussions relating to a transaction or the occurrence of an event (1) that would require additional disclosure of material information by the Company in the Mandatory Registration Statement and that has not been so disclosed, and (2) as to which the Company has a bona fide business purpose for preserving confidentiality. Upon the earlier to occur of (A) the Company delivering to the Holders an End of Suspension Notice, as hereinafter defined, or (B) the end of the maximum permissible suspension period, the Company shall use its commercially reasonable efforts to promptly amend or supplement the Mandatory Registration Statement on a post-effective basis, if necessary, or to take such action as is necessary to make resumed use of the Mandatory Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Shares as soon as possible.

(b)                                 In the case of an event that causes the Company to suspend the use of a Registration Statement (a “Suspension Event”), the Company shall give written notice (a “Suspension Notice”) to the Holders to suspend sales of the Registrable Shares, and such notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is taking all reasonable steps to terminate suspension of the use of the Registration Statement as promptly as possible. The Holders shall not effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to the earlier to occur of (i) receipt of an End of Suspension Notice (as defined below), or (ii) the end of the maximum permissible suspension period. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect.

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(c)                                  Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice pursuant to this Section 5 with respect to any Mandatory Registration Statement, the Company agrees that it shall extend the period of time during which such Mandatory Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when Holders shall have received the End of Suspension Notice and copies of the supplemented or amended Prospectus necessary to resume sales; provided such period of time shall not be extended beyond the date that Shares or Additional Shares are not Registrable Shares.

6.                                      Indemnification and Contribution.

(a)                                 By the Company. In the event of a registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder thereunder, their respective directors, officers, employees, agents and managers, and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and their respective directors, officers, employees, agents and managers, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ and experts’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in the light of the circumstances under which such statement is made) contained in a Mandatory Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof, (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, (iii) arise out of or are based upon any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder in connection with its performance under this Agreement, or (iv) in the case of each Selling Holder, arise out of or are based upon or asserted by any person, including stockholders of the Company, in connection with or as a result of any act taken or failure to take any action by such Selling Holder pursuant to this Agreement, including the entry into this Agreement (provided that the Company shall not be liable under this clause (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted from the gross negligence or willful misconduct of the Selling Holder), and will reimburse the such Selling Holder, their respective directors, officers, employees, agents and managers, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made solely in conformity with information regarding such Selling Holder furnished by such Selling Holder, such underwriter or such controlling Person in writing specifically for use in the Mandatory Registration Statement or such other registration statement,

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free writing prospectus or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer, employee, agent, manager or controlling Person, and shall survive the transfer of such securities by such Selling Holder.

(b)                                 By Each Selling Holder. Each Selling Holder agrees, severally and not jointly, to indemnify and hold harmless each other Selling Holder and the Company, their respective directors, officers, employees and agents and each Person, if any, who controls a Selling Holder or the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in a Mandatory Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of Selling Expenses) received by such Selling Holder from the sale of the Registrable Shares giving rise to such indemnification. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder or the Company or any such director, officer, employee, agent, manager or controlling Person, and shall survive the transfer of such securities by such Selling Holder.

(c)                                  Notice. Promptly after any indemnified party has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third person, which the indemnified party believes in good faith is an indemnifiable claim under this Agreement, the indemnified party shall give the indemnifying party written notice of such claim but failure to so notify the indemnifying party will not relieve the indemnifying party from any liability it may have to such indemnified party hereunder except to the extent that the indemnifying party is prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable out-of-pocket expenses and fees of such separate counsel and other reasonable out-of-pocket expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, the

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indemnifying party shall not settle any indemnified claim without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from liability of, and does not contain any admission of wrongdoing by, the indemnified party.

(d)                                 Contribution. If the indemnification provided for in this Section 6 is for any reason unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Shares giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)                                  Other Indemnification. The provisions of this Section 6 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.

7.                                      Additional Payments Under Certain Circumstances.

(a)                                 Additional payments (“Additional Payments”) with respect to the Registrable Shares shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below being herein called a “Registration Default”):

(i)                                     the Mandatory Shelf Registration Statement has not been declared effective within 120 days following the Closing Date;

(ii)                                  the Company fails, with respect to a Holder that supplies a Notice and Questionnaire described in Section 2(a)(iii), to cause an amendment to the already effective Mandatory Shelf Registration Statement to be filed or, if permitted by the Commission, to prepare a Prospectus supplement to the Mandatory Shelf Registration Statement and distribute

15

such supplement to Holders, in each case within the time period set forth in Section 2(a)(iii) to name such Holder as an additional selling securityholder; or

(iii)                               the Mandatory Shelf Registration Statement is declared effective by the Commission but (A) the Mandatory Shelf Registration Statement thereafter ceases to be effective during the period contemplated by Section 2(a)(i) or (B) as specified in Section 5(a), the Mandatory Shelf Registration Statement or the Prospectus ceases to be usable in connection with resales of Registrable Shares during the periods specified herein and the Company fails to (1) cure the Mandatory Shelf Registration Statement within five business days by a post-effective amendment or a report filed pursuant to the Exchange Act or (2) if applicable, terminate the suspension period described in Section 5(a) by the 60th or the 90th day, as applicable.

(iv)                              Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the Company’s control or pursuant to operation of law or as a result of any action or inaction by the Commission.

(b)                                 Additional Payments shall accrue on the Registrable Shares for each such day from and including the date on which any such Registration Default occurs to but excluding the date on which all such Registration Defaults have been cured:

(i)                                     in the case of Preferred Shares that have not converted to Common Shares, (A) at a rate per 30-day period of 0.25% of the price at which the Company offered the Preferred Stock in the Offering that shall accrue daily, for the first 60 days following such Registration Default, (B) increasing by an additional 0.25% of the price at which the Company offered the Preferred Stock in the Offering per 30-day period, that shall accrue daily, for each subsequent 60 days, and (C) up to a maximum of 5.0% of the price at which the Company offered the Preferred Stock in the Offering per 30-day period, in each case, multiplied by the aggregate number of Preferred Shares that were held of record by such Holder, and

(ii)                                  in the case of Preferred Shares that have converted to Common Shares, (A) at a rate per 30-day period of 0.25% of the price at which the Company offered the Preferred Stock in the Offering that shall accrue daily, for the first 60 days following such Registration Default, (B) increasing by an additional 0.25% of the price at which the Company offered the Preferred Stock in the Offering per 30-day period, that shall accrue daily, for each subsequent 60 days, and (C) up to a maximum of 5.0% of the price at which the Company offered the Preferred Stock in the Offering per 30-day period, in each case, multiplied by the aggregate number of Preferred Shares that were held of record by such Holder prior to conversion thereof into Common Shares.

Additional Payments shall be paid in accordance with Section 7(e) below. In the case of a Registration Default described in clause (a)(ii), the Company’s obligation to pay Additional Payments extends only to the affected Registrable Shares. Other than the obligation of payment of any Additional Payments in accordance with the terms hereof, the Company will have no other liabilities for monetary damages with respect to its registration obligations. With respect to each Holder, the Company’s obligations to pay Additional Payments remain in effect only so long as the securities held by the Holder are Registrable Shares.

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(c)                                  A Registration Default referred to in Section 7(a)(i) shall be deemed not to have occurred and be continuing, and no Additional Payments shall accrue as a result thereof, in relation to the Mandatory Registration Statement or the related prospectus (i) in the event that the Company determines that it is necessary and advisable to delay the filing or effectiveness of the Mandatory Registration Statement as a result of pending discussions relating to a transaction or the occurrence of an event, (i) that would require additional disclosure of material information in the Mandatory Registration Statement and that information has not been so disclosed, and (ii) as to which the Company has a bona fide business purpose of preserving confidentiality; provided, however, that in any case if such Registration Default occurs for a period in excess of 45 days, Additional Payments shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

(d)                                 A Registration Default referred to in Section 7(a)(iii) shall be deemed not to have occurred and be continuing, and no Additional Payments shall accrue as a result thereof, in relation to the Mandatory Shelf Registration Statement or the related prospectus if (i) (A) such Registration Default has occurred solely as a result of material events, with respect to the Company that would need to be described in such Mandatory Shelf Registration Statement or the related prospectus or (B) the Registration Default relates to any information supplied or failed to be supplied by a Holder of Registrable Shares and (ii) the Company is proceeding promptly and in good faith to amend or supplement the Mandatory Shelf Registration Statement and related prospectus to describe such events as required by Section 5; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 45 days beyond any permitted 60- or 90-day suspension period (as provided by Section 5), Additional Payments shall be payable in accordance with the above paragraph (b) from the day such Registration Default occurs until such Registration Default is cured.

(e)                                  In the case of Preferred Shares, any amounts of Additional Payments due pursuant to Section 7(a) will be payable in cash on the regular dividend payment dates described in the Certificate of Designation for the Preferred Shares. In the case of the Common Shares, any amounts of Additional Payments pursuant to Section 7(a) will be payable in cash on the regular dividend payment dates described in the Certificate of Designation with respect to the Preferred Shares as if it were still in effect and related to the Common Shares. The amount of Additional Payments will be determined on the basis of a 360-day year comprised of twelve 30-day months, and the actual number of days on which Additional Payments accrued during such period.

8.                                      Termination of the Company’s Obligations.

The Company shall have no further obligations pursuant to this Agreement at such time as no Registrable Shares are outstanding, provided, however, that the Company’s obligations under Sections 3, 6 and 10 of this Agreement shall remain in full force and effect following such time.

9.                                      Limitations on Subsequent Registration Rights.

From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the then outstanding Registrable Shares, enter into any agreement with any holder or prospective holder of any securities of the Company that

17

would allow such holder or prospective holder to include such securities in the Mandatory Shelf Registration Statement.

10.                               Miscellaneous.

(a)                                 Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and Holders beneficially owning a majority of the then outstanding Registrable Shares; provided, however, that for purposes of this Agreement, Registrable Shares owned, directly or indirectly, by the Company or an Affiliate controlled by the Company shall not be deemed to be outstanding. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by such Holder; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

(b)                                 Notices. All notices and other communications, provided for or permitted hereunder shall be made in writing and delivered by facsimile (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, or by telegram, addressed as follows:

(i)                                     if to a Holder, to the respective address listed on Schedule A; and

(ii)                                  if to the Company, at the offices of the Company at 1000 Louisiana Street, Suite 6700, Houston, Texas 77002, Attention: David Elkouri, with a copy to Mayer Brown LLP, 700 Louisiana Street, Suite 3400, Houston, Texas 77002, Attention: William T. Heller IV.

(c)                                  Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto and shall inure to the benefit of each Holder.

(d)                                 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(e)                                  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK OR THE SUPREME COURT OF THE STATE OF NEW YORK OR SITTING IN NEW YORK COUNTY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND

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IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(f)                                   Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(g)                                  Entire Agreement. This Agreement, together with the Stock Purchase Agreement, is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

(h)                                 Registrable Shares Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Shares is required hereunder, Registrable Shares held by the Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(i)                                     Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement in addition to any other remedy to which each party is entitled at law or in equity. Each of the parties further hereby waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

(j)                                    Survival. This Agreement is intended to survive the consummation of the transactions contemplated by the Stock Purchase Agreement. The indemnification and contribution obligations under Section 6 of this Agreement shall survive the termination of the Company’s obligations under Section 2 of this Agreement.

(k)                                 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the provisions of this Agreement. All references made in

19

this Agreement to “Section” refer to such Section of this Agreement, unless expressly stated otherwise.

[Remainder of this Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

HALCÓN RESOURCES CORPORATION

By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

Registration Rights Agreement Signature Page

BLACKROCK FUNDS II, BLACKROCK HIGH YIELD BOND PORTFOLIO

By: BLACKROCK ADVISORS, LLC, its Investment Advisor

By:	/s/ David Delbos
Name:	David Delbos
Title:	Authorized Signatory

MET INVESTORS SERIES TRUST — BLACKROCK HIGH YIELD PORTFOLIO

By: BLACKROCK FINANCIAL MANAGEMENT, INC., its Investment Advisor

By:	/s/ David Delbos
Name:	David Delbos
Title:	Authorized Signatory

ADVANCED SERIES TRUST — AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

By: BLACKROCK FINANCIAL MANAGEMENT, INC., its Sub-Advisor

By:	/s/ David Delbos
Name:	David Delbos
Title:	Authorized Signatory

BLACKROCK CORPORATE HIGH YIELD FUND, INC.

By: BLACKROCK ADVISORS, LLC, its Investment Advisor

By:	/s/ David Delbos
Name:	David Delbos
Title:	Authorized Signatory

Registration Rights Agreement Signature Page

BGF GLOBAL HIGH YIELD BOND FUND

By: BLACKROCK FINANCIAL MANAGEMENT, INC., its Sub-Advisor

By:	/s/ David Delbos
Name:	David Delbos
Title:	Authorized Signatory

BGF US DOLLAR HIGH YIELD BOND FUND

By: BLACKROCK FINANCIAL MANAGEMENT, INC., its Sub-Advisor

By:	/s/ David Delbos
Name:	David Delbos
Title:	Authorized Signatory

Registration Rights Agreement Signature Page

BLACKROCK MULTI-STRATEGY MASTER FUND LIMITED

By: BLACKROCK INSTITUTIONAL TRUST COMPANY, N.A., its Investment Manager

By:	/s/ Sunil Aggarwal
Name:	Sunil Aggarwal
Title:	Authorized Signatory

BLACKROCK CREDIT ALPHA MASTER FUND L.P.

By: BLACKROCK FINANCIAL MANAGEMENT INC., in its capacity as investment advisor

By:	/s/ Sunil Aggarwal
Name:	Sunil Aggarwal
Title:	Authorized Signatory

CA 534 OFFSHORE FUND, LTD

By: BLACKROCK FINANCIAL MANAGEMENT INC., in its capacity as investment advisor

By:	/s/ Sunil Aggarwal
Name:	Sunil Aggarwal
Title:	Authorized Signatory

THE OBSIDIAN MASTER FUND

By: BLACKROCK FINANCIAL MANAGEMENT INC., its Investment Advisor

By:	/s/ Sunil Aggarwal
Name:	Sunil Aggarwal
Title:	Authorized Signatory

Registration Rights Agreement Signature Page

BLACKROCK FUNDS II, BLACKROCK STRATEGIC INCOME OPPORTUNITIES PORTFOLIO

By: BLACKROCK ADVISORS, LLC, its Investment Advisor

By:	/s/ David Delbos
Name:	David Delbos
Title:	Authorized Signatory

Registration Rights Agreement Signature Page

THIRD POINT LOAN LLC
as nominee for funds managed and/or advised by
Third Point LLC

By: THIRD POINT LLC, its Attorney-in-Fact

By:	/s/ James P Gallagher
Name:	James P Gallagher
Title:	CAO

*Third Point Loan LLC executes this signature page as nominee for the funds listed above and not in its individual capacity. All information and representations and warranties of Third Point Loan LLC herein are provided by and with respect to such funds.

Registration Rights Agreement Signature Page

BOSTON PARTNERS on behalf of certain
funds listed on Schedule A

By:	/s/ William G. Butterly, III
Name:	William G. Butterly, III
Title:	COO

Registration Rights Agreement Signature Page

TYRUS CAPITAL EVENT MASTER FUND LIMITED

By: Tyrus Capital S.A.M., acting as its agent

By:	/s/ Mark Madden
Name:	Mark Madden
Title:	Director

Registration Rights Agreement Signature Page

TC FIVE LIMITED

By: TYRUS CAPITAL S.A.M., acting as its agent

By:	/s/ Mark Madden
Name:	Mark Madden
Title:	Director

Registration Rights Agreement Signature Page

MSD CREDIT OPPORTUNITY MASTER FUND, L.P.

By:	/s/ Marcello Liguori
Name:	Marcello Liguori
Title:	Managing Director

Registration Rights Agreement Signature Page

O’CONNOR GLOBAL MULTI-STRATEGY ALPHA MASTER LIMITED

By: UBS O’Connor LLC, as investment advisor

By:	/s/ Andrew Hollenbeck /s/ James Del Medico
Name:	Andrew Hollenbeck / James Del Medico
Title:	Manager, General Counsel / Head of Operations (US)

Registration Rights Agreement Signature Page

NINETEEN77 GLOBAL MULTI-STRATEGY ALPHA (LEVERED) MASTER LIMITED

By: UBS O’Connor LLC, as investment advisor

By:	/s/ Andrew Hollenbeck /s/ James Del Medico
Name:	Andrew Hollenbeck / James Del Medico
Title:	Manager, General Counsel / Head of Operations (US)

Registration Rights Agreement Signature Page

O’CONNOR GLOBAL FUNDAMENTAL MARKET NEUTRAL LONG/SHORT MASTER LIMITED

By: UBS O’Connor LLC, as investment advisor

By:	/s/ Andrew Hollenbeck /s/ James Del Medico
Name:	Andrew Hollenbeck / James Del Medico
Title:	Manager, General Counsel / Head of Operations (US)

Registration Rights Agreement Signature Page

O’CONNOR GLOBAL FUNDAMENTAL MARKET NEUTRAL LONG/SHORT (LEVERED) MASTER LIMITED

By: UBS O’Connor LLC, as investment advisor

By:	/s/ Andrew Hollenbeck /s/ James Del Medico
Name:	Andrew Hollenbeck / James Del Medico
Title:	Manager, General Counsel / Head of Operations (US)

Registration Rights Agreement Signature Page

ANCHORAGE CAPITAL MASTER OFFSHORE, LTD.

By: Anchorage Capital Group, L.L.C., its investment manager

By:	/s/ Daniel Allen
Name:	Daniel Allen
Title:	President

Registration Rights Agreement Signature Page

MTP ENERGY FUND LTD

By: MTP Energy Management LLC, its investment advisor
By: Magnetar Financial LLC, its sole member

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

Registration Rights Agreement Signature Page

ATLAS ENHANCED MASTER FUND, LTD.

By:	/s/ Scott Schroeder
Name:	Scott Schroeder
Title:	Director

Registration Rights Agreement Signature Page

ATLAS MASTER FUND, LTD.

By:	/s/ Scott Schroeder
Name:	Scott Schroeder
Title:	Director

Registration Rights Agreement Signature Page

AF IV ENERGY II A1, L.P.

By: Ares Management LLC, its Manager

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

AF IV ENERGY II A2, L.P.

By: Ares Management LLC, its Manager

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

AF IV ENERGY II A3, L.P.

By: Ares Management LLC, its Manager

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

AF IV ENERGY II A4, L.P.

By: Ares Management LLC, its Manager

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

AF IV ENERGY II A5, L.P.

By: Ares Management LLC, its Manager

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

Registration Rights Agreement Signature Page

AF IV ENERGY II A6, L.P.

By: Ares Management LLC, its Manager

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

AF IV ENERGY II A7, L.P.

By: Ares Management LLC, its Manager

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

AV IV ENERGY II A8, L.P.

By: Ares Management LLC, its Manager

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

AF IV ENERGY II A9, L.P.

By: Ares Management LLC, its Manager

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

AF IV ENERGY II A10, L.P.

By: Ares Management LLC, its Manager

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

Registration Rights Agreement Signature Page

AF IV ENERGY II A11, L.P.

By: Ares Management LLC, its Manager

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

AF IV ENERGY II A12, L.P.

By: Ares Management LLC, its Manager

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

AF IV ENERGY II B1, L.P.

By: Ares Management LLC, its Manager

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

SSF III HALCON AIV 1, L.P.

By: ASSF Operating Manager III, LLC, its Manager

By:	/s/ Daniel J. Hall
Name:	Daniel J. Hall
Title:	Authorized Signatory

SSF III HALCON AIV 2, L.P.

By: ASSF Operating Manager III, LLC, its Manager

By:	/s/ Daniel J. Hall
Name:	Daniel J. Hall
Title:	Authorized Signatory

Registration Rights Agreement Signature Page

SSF III HALCON AIV 3, L.P.

By: ASSF Operating Manager III, LLC, its Manager

By:	/s/ Daniel J. Hall
Name:	Daniel J. Hall
Title:	Authorized Signatory

SSF III HALCON AIV B1, L.P.

By: ASSF Operating Manager III, LLC, its Manager

By:	/s/ Daniel J. Hall
Name:	Daniel J. Hall
Title:	Authorized Signatory

SSF IV HALCON AIV 1, L.P.

By: ASSF Operating Manager IV, L.P., its Manager

By:	/s/ Daniel J. Hall
Name:	Daniel J. Hall
Title:	Authorized Signatory

SSF IV HALCON AIV 2, L.P.

By: ASSF Operating Manager IV, L.P., its Manager

By:	/s/ Daniel J. Hall
Name:	Daniel J. Hall
Title:	Authorized Signatory

Registration Rights Agreement Signature Page

SSF IV HALCON AIV 3, L.P.

By: ASSF Operating Manager IV, L.P., its Manager

By:	/s/ Daniel J. Hall
Name:	Daniel J. Hall
Title:	Authorized Signatory

SSF IV HALCON AIV 4, L.P.

By: ASSF Operating Manager IV, L.P., its Manager

By:	/s/ Daniel J. Hall
Name:	Daniel J. Hall
Title:	Authorized Signatory

SSF IV HALCON AIV 5, L.P.

By: ASSF Operating Manager IV, L.P., its Manager

By:	/s/ Daniel J. Hall
Name:	Daniel J. Hall
Title:	Authorized Signatory

SSF IV HALCON AIV 6, L.P.

By: ASSF Operating Manager IV, L.P., its Manager

By:	/s/ Daniel J. Hall
Name:	Daniel J. Hall
Title:	Authorized Signatory

Registration Rights Agreement Signature Page

SSF IV HALCON AIV 7, L.P.

By: ASSF Operating Manager IV, L.P., its Manager

By:	/s/ Daniel J. Hall
Name:	Daniel J. Hall
Title:	Authorized Signatory

SSF IV HALCON AIV B1, L.P.

By: ASSF Operating Manager IV, L.P., its Manager

By:	/s/ Daniel J. Hall
Name:	Daniel J. Hall
Title:	Authorized Signatory

ARES STRATEGIC INVESTMENT PARTNERS LTD.

By: Ares Strategic Investment Management LLC, its Investment Manager

By:	/s/ Daniel J. Hall
Name:	Daniel J. Hall
Title:	Authorized Signatory

Registration Rights Agreement Signature Page

BRIGADE ENERGY OPPORTUNITIES FUND LP

by Brigade Capital Management, LP as Investment Manager

By:	/s/ Patrick Criscillo
Name:	Patrick Criscillo
Title:	CFO of Investment Manager

Registration Rights Agreement Signature Page

BRIGADE ENERGY OPPORTUNITIES FUND II LP

by Brigade Capital Management, LP as Investment Manager

By:	/s/ Patrick Criscillo
Name:	Patrick Criscillo
Title:	CFO of Investment Manager

Registration Rights Agreement Signature Page

BRIGADE LEVERAGED CAPITAL STRUCTURES FUND LTD

by Brigade Capital Management, LP as Investment Manager

By:	/s/ Patrick Criscillo
Name:	Patrick Criscillo
Title:	CFO of Investment Manager

Registration Rights Agreement Signature Page

ALYESKA MASTER FUND, L.P.

By:	/s/ Jason Bragg
Name:	Jason Bragg
Title:	CFO/CCO Alyeska Investment Group, LP

Registration Rights Agreement Signature Page

ALYESKA MASTER FUND 2, L.P.

By:	/s/ Jason Bragg
Name:	Jason Bragg
Title:	CFO/CCO Alyeska Investment Group, LP

Registration Rights Agreement Signature Page

CVI INVESTMENTS, INC.
c/o Heights Capital Management Inc, its authorized agent

By:	/s/ Martin Kobinger
Name:	Martin Kobinger
Title:	Investment Manager

Registration Rights Agreement Signature Page

TORTOISE DIRECT OPPORTUNITIES FUND, LP

By: TORTOISE DIRECT OPPORTUNITIES GP LLC, its General Partner

By:	/s/ Kyle Krueger
Name:	Kyle Krueger
Title:	Director

Registration Rights Agreement Signature Page

LUMINUS ENERGY PARTNERS MASTER FUND, LTD.

By:	/s/ Jeffrey P. Wade
Name:	Jeffrey P. Wade
Title:	General Counsel

Registration Rights Agreement Signature Page

ENCOMPASS CAPITAL E&P MASTER FUND L.P.

By: Encompass Capital Advisors LLC, its Investment Manager

By:	/s/ Larry Kassman
Name: Larry Kassman
Title: CFO/COO

Registration Rights Agreement Signature Page

ENCOMPASS CAPITAL MASTER FUND L.P.

By: Encompass Capital Advisors LLC, its Investment Manager

By:	/s/ Larry Kassman
Name: Larry Kassman
Title: CFO/COO

Registration Rights Agreement Signature Page

HUDSON BAY MASTER FUND LTD

By:	/s/ George Antonopoulos
Name: George Antonopoulos
Title: Authorized Signatory

Registration Rights Agreement Signature Page

AROSA OPPORTUNISTIC FUND LP

By: Arosa Capital Management Opportunistic GP II LLC

By:	/s/ Jeff Baisley
Name: Jeff Baisley
Title: Chief Operating Officer

Registration Rights Agreement Signature Page

HARTREE PARTNERS, LP

By: Hartree Partners GP, LLC, its General Partner

By:	/s/ Stephen M. Semlitz
Name: Stephen M. Semlitz
Title: Managing Director

Registration Rights Agreement Signature Page